                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

Item                                  Information

Name:                                 ESL Partners, L.P.

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor Islands, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring               September 23, 2015
Statement(Month/Day/Year):

Issuer Name and Ticker or             Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting             10% Owner
Person(s)to Issuer:

If Amendment, Date Original           Not Applicable
Filed(Month/Day/Year):

Individual or Joint/Group             Form filed by More than One Reporting
Filing:                               Person

Signature:                            By:    RBS Partners, L.P.
                                      Its:   General Partner

                                      By:    ESL Investments, Inc.
                                      Its:   General Partner

                                      By:    /s/ Edward S. Lampert
                                             -----------------------------------
                                      Name:  Edward S. Lampert
                                      Title: Chief Executive Officer
                                      Date:  September 25, 2015

2.   SPE I PARTNERS, LP

Item                                  Information

Name:                                 SPE I Partners, LP

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor Islands, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring               September 23, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or             Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting             10% Owner
Person(s)to Issuer:

If Amendment, Date Original           Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group             Form filed by More than One Reporting
Filing:                               Person

Signature:                            By:    RBS Partners, L.P.
                                      Its:   General Partner

                                      By:    ESL Investments, Inc.
                                      Its:   General Partner

                                      By:    /s/ Edward S. Lampert
                                             -----------------------------------
                                      Name:  Edward S. Lampert
                                      Title: Chief Executive Officer
                                      Date:  September 25, 2015

3.   SPE MASTER I, LP

Item                                  Information

Name:                                 SPE Master I, LP

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor Islands, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring               September 23, 2015
Statement(Month/Day/Year):

Issuer Name and Ticker or             Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting             10% Owner
Person(s) to Issuer:

If Amendment, Date Original           Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group             Form filed by More than One Reporting
Filing:                               Person

Signature:                            By:    RBS Partners, L.P.
                                      Its:   General Partner

                                      By:    ESL Investments, Inc.
                                      Its:   General Partner

                                      By:    /s/ Edward S. Lampert
                                             -----------------------------------
                                      Name:  Edward S. Lampert
                                      Title: Chief Executive Officer
                                      Date:  September 25, 2015

4.   RBS PARTNERS, L.P.

Item                                  Information

Name:                                 RBS Partners, L.P.

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor Islands, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring               September 23, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or             Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting             10% Owner
Person(s) to Issuer:

If Amendment, Date Original           Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group             Form filed by More than One Reporting
Filing:                               Person

Signature:                            By:    ESL Investments, Inc.
                                      Its:   General Partner

                                      By:    /s/ Edward S. Lampert
                                             -----------------------------------
                                      Name:  Edward S. Lampert
                                      Title: Chief Executive Officer
                                      Date:  September 25, 2015

5.   ESL INSTITUTIONAL PARTNERS, L.P.

Item                                  Information

Name:                                 ESL Institutional Partners, L.P.

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor Islands, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring               September 23, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or             Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting             10% Owner
Person(s) to Issuer:

If Amendment, Date Original           Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group             Form filed by More than One Reporting
Filing:                               Person

Signature:                            By:    RBS Investment Management, L.L.C.
                                      Its:   General Partner

                                      By:    ESL Investments, Inc.
                                      Its:   Manager

                                      By:    /s/ Edward S. Lampert
                                             -----------------------------------
                                      Name:  Edward S. Lampert
                                      Title: Chief Executive Officer
                                      Date:  September 25, 2015

6.   RBS INVESTMENT MANAGEMENT, L.L.C.

Item                                  Information

Name:                                 RBS Investment Management, L.L.C.

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor Islands, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring               September 23, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or             Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting             10% Owner
Person(s) to Issuer:

If Amendment, Date Original           Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group             Form filed by More than One Reporting
Filing:                               Person

Signature:                            By:    ESL Investments, Inc.
                                      Its:   Manager

                                      By:    /s/ Edward S. Lampert
                                             -----------------------------------
                                      Name:  Edward S. Lampert
                                      Title: Chief Executive Officer
                                      Date:  September 25, 2015

7.   CRK PARTNERS, LLC

Item                                  Information

Name:                                 CRK Partners, LLC

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor Islands, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring               September 23, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or             Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting             10% Owner
Person(s) to Issuer:

If Amendment, Date Original           Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group             Form filed by More than One Reporting
Filing:                               Person

Signature:                            By:    ESL Investments, Inc.
                                      Its:   Sole Member

                                      By:    /s/ Edward S. Lampert
                                             -----------------------------------
                                      Name:  Edward S. Lampert
                                      Title: Chief Executive Officer
                                      Date:  September 25, 2015

8.   ESL INVESTMENTS, INC.

Item                                  Information

Name:                                 ESL Investments, Inc.

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor Islands, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring               September 23, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or             Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting             10% Owner
Person(s) to Issuer:

If Amendment, Date Original           Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group             Form filed by More than One Reporting
Filing:                               Person

Signature:
                                      By:    /s/ Edward S. Lampert
                                             -----------------------------------
                                      Name:  Edward S. Lampert
                                      Title: Chief Executive Officer
                                      Date:  September 25, 2015